4th Quarter and Fiscal Year End 2021 Earnings Conference Call Presentation August 25, 2021 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the ultimate duration and impact of the ongoing COVID-19 pandemic, our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll of individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost-effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; potential litigation and claims, including IP litigation; our existing and future indebtedness; developments with respect to LIBOR; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; and failure to market and sell Medicare plans effectively or in compliance with laws. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in the most recent Annual Report on Form 10-K (the “Annual Report”) filed by us with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Certain information contained in this presentation and statements made orally during this presentation relates to or are based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Annual Report and subsequent quarterly reports. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. To supplement our financial statements presented in accordance with GAAP and to provide investors with additional information regarding our GAAP financial results, we have presented in this presentation Adjusted EBITDA and Adjusted EBITDA Margin, which are non-GAAP financial measures. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly titled measures presented by other companies. We define Adjusted EBITDA as income before interest expense, income tax expense, depreciation and amortization, and certain add-backs for non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. The most directly comparable GAAP measure is net income. We monitor and have presented in this presentation Adjusted EBITDA because it is a key measure used by our management and Board of Directors to understand and evaluate our operating performance, to establish budgets and to develop operational goals for managing our business. In particular, we believe that excluding the impact of these expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. For further discussion regarding this non-GAAP measure, please see today’s press release. Disclaimer

FY21 Earnings Highlights 3 SelectQuote generated strong top-line growth for 4th quarter and full-year 2021 driven by continued strength in the Senior business. FY21 Consolidated Revenue totaled $938 million, up 76% year-over-year. FY21 Senior Revenue totaled $729 million, up 101% year-over-year. FY21 Consolidated Adjusted EBITDA* totaled $228 million, up 48% year-over-year. FY21 Senior Adjusted EBITDA* totaled $244 million, up 67% year-over-year. Consolidated net income totaled $131 million or $0.79 per diluted share. FY22 Revenue and EBITDA guidance reflect strong continued growth and profitability despite some headwinds on the retention front. Population Health and SelectRx leverage our deep advisory relationships to provide robust solutions that lead to improved patient outcomes and create new and meaningful revenue streams at attractive customer acquisition economics. *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 20-23.

105 154 228 FY19 FY20 FY21 Strong Revenue & EBITDA Growth 337 532 938 FY19 FY20 FY21 CAGR: 6 7% CAGR: 4 7% Revenue ($MM) Adj. EBITDA* ($MM) 4 *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 20-23.

Productive Agent Headcount Revenue \ CAC 2021 Year-in-Review 5 Revenue 76% YoY Growth Adj. EBITDA* 48% YoY Growth Adj. EBITDA* Margin 24% FY21 Actual Consolidated Revenue Adj. EBITDA* 101% YoY Growth 67% YoY Growth 33% FY21 Actual Senior Adj. EBITDA* Margin KPIs 3x 75% YoY Growth MA LTV (2)% YoY *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 20-23.

Predicted vs. Actual Cohort Cash Collected 6 39% IRR 32% IRR 25% IRR 23% IRR 22% IRR 45% IRR 41% IRR 39% IRR 28% IRR 24% IRR *Implied IRRs are relative to the entire Senior Segment *Curves are MA curves

7 FY21 Cohort Annual Percent Variance in Persistency IRR Change in Original Renewal Year Revenue 10% 36% 49% 5% 31% 22% 0% 26% 0% -5% 22% -17% -10% 17% -31% Average 10-Year Returns Private Equity 15.5% S&P 500 13.4% Hedge Funds 5.9% Commercial Real Estate 5.9% US Corporate Bonds 5.0% Persistency Impact on IRR in Context Internal rates of return remain attractive Sources: Bloomberg - Bain & Company - EurekaHedge - S&P Global - Fed Reserve Real Estate Value Note: Commercial Real Estate – as of July 2020

Population Health Progress 8 Daily Opt-Ins Population Health SelectRx Opt-In Rate HRA Completion Rate Daily Enrollments Opt-In Rate Customers with 8+ Drugs ~1,200 80%+ 85%+ 3x Pre-Acquisition ~70% 75%+

9 Global Customer Economics *Core Policy: Medicare Advantage and Medicare Supplement approved policies *Revenues represented here are Total Senior Division Revenues

10 SelectQuote – Consolidated Financial Summary 40 21 154 228 Q4 FY20 Q4 FY21 FY 20 FY 21 141 188 532 938 Q4 FY 20 Q4 FY 21 FY 20 FY 21 11% Adj. EBITDA Margin 28% 33% Revenue ($MM) Adj. EBITDA* ($MM) 76% 24%29% (47)% 48% *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 20-23.

11 SelectQuote Senior – KPIs 82 117 317 625 54 83 225 468 6 2 18 22 21 32 73 136 MA MS Other 4Q20 4Q21 FY20 FY21 $1,256 $1,121 $1,287 $1,260 4Q20 4Q21 FY20 FY21 Total Policies Approved 000s MA LTV

• Dollars “at risk” beyond renewal 3 only represent 25% of lifetime revenue and have higher and more consistent annual persistency • Between the first year and first 3 renewals, 75% of the lifetime revenue will be collected • Cohort is expected to generate 20%+ IRR Projected Cashflow Progression of FY21 Cohort 12

• 2018 and 2019 cohorts have already broken even • Each cohort is expected to deliver well in excess of 20% IRR with 2015 – 2016 cohorts already there • Very consistent and predictable progression of cash and IRR Cohorts continue to demonstrate strong profitability and cashflow 13 Updated Cashflow Cohorts

SelectQuote – FY2022 Consolidated Guidance ($'s in millions) Range Implied YoY Growth Revenue $1,250 - $1,400 33% - 49% Net Income $133 - $156 2% - 19% Adjusted EBITDA* $255 - $285 12% - 25% 14 *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 20-23.

FY22 Consolidated Adj. EBITDA* Bridge ($ M ) 228 126 (5) (65) 17 0 (31) 270 FY21 ADJ EBITDA Core Senior SelectRx Risk of 4Q22 Tail Adjustment Life Auto & Home Corporate FY22 ADJ EBITDA 0 50 100 150 200 250 300 350 400 15 *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 20-23.

2022 Senior Core Business Remains Strong

FY22 Senior

Revenue

~60%
YoY Growth

Adj. EBITDA*

~24%
YoY Growth

Adj. EBITDA* Margin

~26%
FY22 Forecast

Core Operating Performance

Revenue

~69%
YoY Growth

Adj. EBITDA*

~50%
YoY Growth

Adj. EBITDA* Margin

~30%
FY22 Forecast

KPIs

Revenue \ CAC

3x

MA LTV

$1,160

Approaching 1 Million Policies

*See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 20-23.

SELECTQUOTE

16

SelectRx Provides Growth and Profitability Potential SelectRx expected to yield EBITDA and cash returns in FY23 and beyond SelectRx Ramp 17 ~25k ~$170M FY22 EOP Members ~$370M Lifetime Revenue Q4 Annualized Revenue

18 Population Health and SelectRx present an opportunity to expand returns, add significant revenue, Adj. EBITDA, and cashflow and ultimately bolster customer connectivity and persistency in the Senior Business. Population Health is a Game Changer SelectQuote is committed to providing visibility and context for investors to fully understand the business. Market Leading Disclosure The IRRs and projected cash flow of our cohorts remain compelling and significantly accretive across a wide range of persistency scenarios. Returns on Invested Capital are Highly Attractive FY21 results reflect strong core business fundamentals with robust growth (101% Senior revenue growth) and attractive margins (33% Senior Adj. EBITDA* margin). Core Senior Business Trends Remain Strong *See reconciliations from non-GAAP measure, Adjusted EBITDA, to net income on slides 20-23. Key Investment Takeaways

Supplemental Information 19

FY 2021 and 4Q 2021 Adjusted EBITDA to Net Income Reconciliation FY 2021 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 728,701 $ 185,503 $ 30,913 $ (7,302) $ 937,815 Operating expenses (484,924) (155,127) (22,735) (46,899) (709,685) Other expenses, net — — — (100) (100) Adjusted EBITDA 243,777 30,376 8,178 (54,301) 228,030 Share-based compensation expense (5,165) Non-recurring expenses (6,065) Fair value adjustments to contingent earnout obligations (1,488) Depreciation and amortization (16,142) Loss on disposal of property, equipment, and software (686) Interest expense, net (29,320) Loss on extinguishment of debt (3,315) Income tax expense (34,803) Net income $ 131,046 4Q 2021 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 124,391 $ 59,905 $ 7,161 $ (3,008) $ 188,449 Operating expenses (99,561) (49,595) (5,845) (12,128) (167,129) Other expenses, net — — — (43) (43) Adjusted EBITDA 24,830 10,310 1,316 (15,179) 21,277 Share-based compensation expense (1,476) Non-recurring expenses (575) Depreciation and amortization (4,883) Loss on disposal of property, equipment, and software (425) Interest expense, net (8,422) Income tax expense (2,184) Net income $ 3,312 20

FY 2020 and 4Q 2020 Adjusted EBITDA to Net Income Reconciliation FY 2020 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 361,673 $ 129,967 $ 41,189 $ (1,314) $ 531,515 Operating expenses (215,935) (102,155) (32,490) (26,881) (377,461) Other expenses, net — — — (30) (30) Adjusted EBITDA 145,738 27,812 8,699 (28,225) 154,024 Share-based compensation expense (9,498) Non-recurring expenses (3,721) Depreciation and amortization (7,993) Loss on disposal of property, equipment, and software (360) Fair value adjustments to contingent earnout obligations (375) Restructuring expenses (153) Interest expense, net (24,595) Loss on extinguishment of debt (1,166) Income tax expense (25,016) Net income $ 81,147 4Q 2020 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 87,865 $ 42,423 $ 12,127 $ (968) $ 141,447 Operating expenses (54,478) (30,165) (9,023) (7,633) (101,299) Other expenses, net — — — (10) (10) Adjusted EBITDA 33,387 12,258 3,104 (8,611) 40,138 Share-based compensation expense (216) Non-recurring expenses (1,053) Depreciation and amortization (2,720) Loss on disposal of property, equipment, and software (125) Contingent consideration (375) Restructuring expenses (172) Interest expense, net (8,356) Loss on extinguishment of debt (1,166) Income tax expense (5,906) Net income $ 20,049 21

FY 2019 and 4Q 2019 Adjusted EBITDA to Net Income Reconciliation FY 2019 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 192,257 $ 110,493 $ 35,054 $ (335) $ 337,469 Operating expenses (102,083) (84,672) (27,237) (18,184) (232,176) Other expenses, net — — — (15) (15) Adjusted EBITDA 90,174 25,821 7,817 (18,534) 105,278 Share-based compensation expense (86) Non-recurring expenses (1,691) Depreciation and amortization (4,702) Loss on disposal of property, equipment, and software (221) Restructuring expenses (2,305) Interest expense, net (1,660) Income tax expense (22,034) Net income $ 72,579 4Q 2019 (in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 33,799 $ 30,908 $ 9,818 $ (126) $ 74,399 Operating expenses (20,803) (21,808) (7,542) (4,719) (54,872) Other expenses, net — — — (7) (7) Adjusted EBITDA 12,996 9,100 2,276 (4,852) 19,520 Share-based compensation expense (20) Non-recurring expenses (871) Depreciation and amortization (1,256) Loss on disposal of property, equipment, and software (170) Restructuring expenses 55 Interest expense, net (538) Income tax expense (3,834) Net income $ 12,886 22

(in thousands) Range Net Income $ 133,000 $ 156,000 Income tax expense 47,000 54,000 Interest expense, net 37,000 37,000 Depreciation and amortization 20,000 20,000 Non-recurring expenses 5,000 5,000 Share-based compensation expense 13,000 13,000 Adjusted EBITDA $ 255,000 $ 285,000 FY22 Guidance Adjusted EBITDA to Net Income Reconciliation 23